UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte. 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K originally filed by Glucotrack, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2026 (as amended by the Form 8-K/A filed on August 28, 2026, the “Original Report”), is being filed solely to update the unaudited pro forma financial statements provided in the Original Report to reflect the 1-for-15 reverse stock split of the Company’s issued and outstanding common stock, which became effective on August 28, 2026 at 4:30 p.m. Eastern Time.

This Amendment does not reflect any events occurring after the filing of the Original Report and does not amend or update any disclosures contained therein, except as expressly provided herein.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

●	The unaudited pro forma combined balance sheet of the Company and Lokahi Therapeutics Inc. (“Lokahi”) as of June 30, 2026 has been prepared to reflect the effects of the merger between the Company and Lokahi (the “merger”) as if it occurred on June 30, 2026 and give effect to the 1-for-15 reverse stock split that became effective on August 28, 2026. The unaudited pro forma combined statements of operations for the Company and Lokahi for the year ended December 31, 2025, and the six months ended June 30, 2026, assume the merger closed on January 1 of the respective year and also reflect the reverse stock split. These financial statements are included as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucotrack, Inc.

Date: October 13, 2026	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer